SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
                      the Securities Exchange Act of 1934

Check  the  appropriate  box:

/X/  Preliminary  Information  Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

/ /  Definitive  Information  Statement

                      CASCADE MOUNTAIN MINING COMPANY, INC.
                      -------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/  No  fee  required

/ /     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

     (1)  Title  of  each  class  of  securities  to  which transaction applies:

     (2)  Aggregate  number  of  securities  to  which  transaction  applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed  maximum  aggregate  value  of  transaction:

     (5)  Total  fee  paid:

/ /  Fee  paid  previously  with  preliminary  materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount  Previously  Paid:
     (2)  Form,  Schedule  or  Registration  Statement  No.:
     (3)     Filing Party:
     (4)  Date  Filed:

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                      CASCADE MOUNTAIN MINING COMPANY, INC.
                       200 Hannover Park Road, Suite 120,
                                Atlanta, GA 30350

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          To be held on        , 2004
                                        -------

To  the  stockholders  of Cascade Mountain Mining Company, Inc. (the "Company"):

     Notice is hereby given that our majority stockholders, pursuant to a written consent without meeting, will authorize the changes to our Articles of Incorporation to effect the following:

     1.   to  affect  a  1:4,000  reverse  stock  split,

     2. to reauthorize Three Hundred Million (300,000,000) shares of our common stock with a par value of $0.001 per share ("Common Stock"),

     3. re-authorize Ten Million (10,000,000) shares of preferred stock, par value $.001 per share of preferred stock (the "Preferred Stock"), and

     4.   to  change the name of the Company to "National Parking Systems, Inc."

     Common  stockholders  of  record on the close of business on          ,2004
                                                                   --------
are entitled to notice of the meeting, however the majority shareholders do not need your vote to effect the changes above.

                                            By Order of the Board of Directors,

                                            /s/ Marc  Ebersole
                                            ------------------
                                            Marc  Ebersole
                                            Chief Executive Officer and Director

                , 2004
----------------

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                      CASCADE MOUNTAIN MINING COMPANY, INC.
            601 Union Street, 42nd Floor, Seattle, Washington 98101

                              INFORMATION STATEMENT
                                          , 2004
                                  --------

     This Information Statement is furnished by the Board of Directors of Cascade Mountain Mining Company, Inc. (the "Company" or "Cascade") to provide notice of the majority shareholders intent to authorize certain changes to the Company's Articles of Incorporation, by a written consent without a meeting.

     The  record  date  for  determining  stockholders  entitled to receive this
Information  Statement  has  been  established  as  the  close  of  business  on
          ,  2004 (the "Record Date").  This Information Statement will be first
----------
mailed  on or about            , 2004 to stockholders of record at the close of
                    -----------
business on the Record Date. As of the Record Date, there were outstanding 300,000,000 shares of the Company's Common Stock. The holders of all outstanding shares of Common Stock are entitled to one vote per share of Common Stock registered in their names on the books of the Company at the close of business on the Record Date.

     The changes to the Company's Articles of Incorporation are required to approved by a majority of the outstanding shares of the Company. Dojo
Enterprises, LLC (the "Majority Stockholder") can vote an aggregate of 162,510,604 shares (or 54%) of our outstanding Common Stock. The Company is not soliciting your vote as the Majority Shareholders will vote its shares on the written consent without meeting, and already has the vote in hand.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                   PROPOSAL 1
       APPROVAL OF REVERSE STOCK SPLIT, RE-AUTHORIZATION OF SHARES OF COMMON
           STOCK,RE-AUTHORIZATION OF PREFERRED STOCK, AND NAME CHANGE

WHAT  ARE  THE  MAJORITY  SHAREHOLDERS  APPROVING?

     Our Majority Shareholder will authorize an amendment of our Articles of Incorporation to affect a 1:4,000 reverse stock split, re-authorize Three Hundred Million (300,000,000) shares of Common Stock, par value of $0.001 per share of Common Stock, to re-authorize Ten Million (10,000,000) shares of Preferred Stock with a par value of $0.001 per share of Preferred Stock, and to change the name of the Company to National Parking Systems, Inc. Upon approval, the Board of Directors will instruct the officers to file as soon as practicable a Certificate of Amendment with the Nevada Secretary of State in a form substantially similar to the attached Appendix A to affect the amendment.

DESCRIPTION  OF  SECURITIES

Common  Stock
-------------

     Our Articles of Incorporation, as amended, re-authorize the issuance of 300,000,000 shares of Common Stock, $.001 par value per share, and 10,000,000 shares of Preferred Stock, $.001 par value per share. Holders of shares of Common Stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of Common Stock do not have cumulative voting rights. Holders of shares of Common Stock are entitled to share ratably in dividends, if any, as may be declared, from time to time by the Board of Directors in its discretion, from funds legally available therefor. In the event of a liquidation, dissolution, or winding up of the Company, the holders of shares of Common Stock are entitled to share pro rata all assets remaining after payment in full of all liabilities. Holders of Common Stock have no preemptive or other subscription rights, and there are no conversion rights or redemption or sinking fund provisions with respect to such shares.

Preferred  Stock
----------------

     Our amended Articles of Incorporation provide that the Board of Directors of the Company is granted the power to authorize by resolution, duly adopted from time to time, the issuance of any or all of the Preferred Stock in any number of classes or series within such classes and to set all terms of such preferred stock of any class or series, including, without limitation, its powers, preferences, rights, privileges, qualifications, restrictions and/or limitations. The powers, preference, rights, privileges, qualifications, restrictions and limitations of each class or series of the Preferred Stock, if any, may differ from those of any and all other classes or other series at any time outstanding. Any shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereof shall be cumulative.

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     The  terms  of the Preferred Stock cannot be stated or estimated because we are not contemplating an offering of the Preferred Stock in the proximate future. No further authorization by our security holders will be obtained for the issuance of Preferred Stock. The terms of the Preferred Stock, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates, and similar matters will be determined by our Board of Directors.

WHAT  IS  THE  PURPOSE  OF  THE  AMENDMENT?

     The principal purpose for the amendment is to affect a 1:4,000 reverse stock split of the outstanding shares of the Company's Common Stock. The Board of Directors believes that it is in our best interest to affect the reverse stock split, to re-authorize shares of Common Stock , to re-authorize the issuance of Preferred Stock, and to affect a name change for the Company to National Parking Systems, Inc. It is impracticable to describe the transaction(s) in which the Common Stock or the Preferred Stock will be issued. Our Board of Directors will approve issuances of Common Stock or Preferred Stock without a vote of our security holders.

FINANCIAL  AND  OTHER  INFORMATION

     Proposal 1 involves the re-authorization of Common Stock and the re-authorization of Preferred Stock without present intent to issue such Preferred Stock. As such, the financial and other information is not deemed material to the exercise of prudent judgment regarding Proposal 1 and is being omitted.

WHAT  VOTE  IS  REQUIRED  FOR  APPROVAL?

     Our Majority Shareholder will authorize an amendment to our Articles of Incorporation to affect a 1:4000 reverse stock split, re-authorize Three Hundred Million (300,000,000) shares of Common Stock, par value of $0.001 per share of Common Stock, to re-authorize Ten Million (10,000,000) shares of Preferred Stock with a par value of $0.001 per share of Preferred Stock, and to change the name of the Company to National Parking Systems, Inc. Therefore, no further shareholder approval is sought.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION.

                        INTEREST OF CERTAIN PERSONS IN OR
                     OPPOSITION TO MATTERS TO BE ACTED UPON

         (a) No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company.

         (b) No director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this information statement.
                          PROPOSALS BY SECURITY HOLDERS

No security holder has requested the Company to include any proposals in this information statement.

                           COMPANY CONTACT INFORMATION

All inquires regarding our Company should be addressed to our Company's principal executive office:

CASCADE MOUNTAIN MINING COMPANY, INC.
200 Hannover Park Road, Suite 120,
Atlanta, GA 30350
Attention:  Marc Ebersole, President

SIGNATURE

Dated         , 2004
      --------

/s/Marc Ebersole
----------------
Marc Ebersole, Chief Executive Officer

APPENDIX  A
              Certificate of Amendment to Articles of Incorporation
              -----------------------------------------------------
                         For Nevada Profit Corporations
                         ------------------------------
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:     CASCADE MOUNTAIN MINING COMPANY, INC.

2. The articles have been amended as follows (provide article numbers, if available):

The name of the Corporation is amended, to reflect a name change of the Corporation to National Parking Systems, Inc. and the First Article shall read as follows:

One:   NATIONAL PARKING SYSTEMS, INC.

The capitalization of the Corporation is amended to reflect a 1:4,000 reverse stock split, and to re-authorized 300,000,000 shares of common stock, par value $.001 per share, and 10,000,000 shares of preferred stock, par value
$.001  per  share  and  the  Third  Article  shall  read  as  follows:

Third: Following a 1:4,000 reverse stock split, the total number of shares of stock which this Corporation is authorized to issue is Three Hundred Ten Million (310,000,000), consisting of 300,000,000 shares of common stock, par value $.001 per share ("Common Stock"), and 10,000,000 shares of preferred stock, par value $.001 per share ("Preferred Stock").

The board of directors of the Corporation is hereby granted the power to authorize by resolution, duly adopted from time to time, the issuance of any or all of the Preferred Stock in any number of classes or series within such classes and to set all terms of such preferred stock of any class or series, including, without limitation, its powers, preferences, rights, privileges, qualifications, restrictions and/or limitations. The powers, preference, rights, privileges, qualifications, restrictions and limitations of each class or series of the Preferred Stock, if any, may differ from those of any and all other classes or other series at any time outstanding. Any shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereof shall be cumulative.

The number of shares of the Corporation outstanding at the time of the adoption of the foregoing was 300,000,000 and the number of shares entitled to vote thereon was the same. The number of shares consenting to the action was 164,510,604. The shareholders consenting to the action represent a majority of the issued and outstanding shares.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 164,510,604 out of
                                                              -----------
300,000,000.
-----------

4. Effective date of filing (optional):          , 2004
                                        ---------

5.  Officer  Signature:  /s/  Marc  Ebersole
                         -------------------

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